Business combination	12 Months Ended
Dec. 31, 2023
Business combination
Business combination

4. Business combination

Equinor Energy Ireland Limited

On March 31, 2023, Vermilion purchased 100% of the shares outstanding of Equinor Energy Ireland Limited ("EEIL") from Equinor ASA. The acquisition adds an incremental 36.5% interest in the Corrib Natural Gas Project, increasing Vermilion's operated interest to 56.5%.

The total consideration paid and the fair value of the assets acquired and liabilities assumed at the date of acquisition are detailed in the table below.

Consideration
Cash consideration paid	488,893

Allocation of consideration
Cash acquired	400,002
Capital assets	768,026
Acquired working capital deficit	(109,134)
Asset retirement obligations	(42,277)
Derivative liability	(51,789)
Deferred tax liability	(36,448)
Net assets acquired	928,380
Gain on business combination	(439,487)
Total net assets acquired, net of gain on business combination	488,893

The gain on the business combination primarily resulted from increases in working capital and the fair value of capital assets from when the purchase and sale agreement was entered into in November 2021 and when the acquisition closed in March 2023 due to significant increases in European natural gas prices throughout 2022 and Q1 2023.

The results of operations from the assets acquired and liabilities assumed have been included in Vermilion's consolidated financial statements beginning March 31, 2023 and have contributed revenues net of royalties of $161.7 million and net earnings of $43.6 million. Had the acquisition occurred on January 1, 2023, consolidated petroleum and natural gas revenue would have been $2,098.2 million and consolidated net loss would have been 182.6 million for the year ended December 31, 2023.